Exhibit 10.4

AMENDMENT NO. 2 dated as of November 12, 2019 (this “Amendment”), to the ABL Credit Agreement dated as of April 3, 2018 (as amended by Amendment No. 1 dated as of May 3, 2018, and as further heretofore amended, supplemented, amended and restated or otherwise modified, the “ABL Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the ABL Credit Agreement. The provisions of Section 1.02 of the ABL Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes of the ABL Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to the ABL Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the ABL Credit Agreement is hereby amended as follows, effective as of the Amendment No. 2 Effective Date (as defined below):

(a) The definition of the term “Term Loan Credit Agreement” in Section 1.01 of the ABL Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Credit Agreement” shall mean the Fourth Amended and Restated Credit Agreement dated as of March 23, 2018, among, inter alia, Parent, the Borrower, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and as the Term Loan Collateral Agent, as in effect immediately prior to the repayment in full of all indebtedness outstanding thereunder and the termination of all commitments thereunder.

(b) Section 2.23 of the ABL Credit Agreement is hereby amended by:

(i) adding the following to the end of paragraph (a) thereof: “To the extent agreed by the Borrower, the Administrative Agent and the applicable Issuing Bank and pursuant to procedures acceptable to the Administrative Agent, the Borrower may designate any Letter of Credit (as defined in the Term Loan Credit Agreement) to be a Letter of Credit under this Agreement. Any such designation shall be subject to the conditions set forth in Section 4.02 and in this

Section 2.23 and upon such designation and the satisfaction of such conditions, any such Letter of Credit (as defined in the Term Loan Credit Agreement) so designated shall be deemed to have been issued under this Agreement for all purposes.”; and

(ii) replacing “$50,000,000” in paragraph (b) thereof with “$200,000,000”.

(c) Schedule 2.01 of the ABL Credit Agreement is hereby amended by replacing the table titled “L/C Commitments” and inserting the following in lieu thereof:

L/C COMMITMENTS*

*	on file with the agent

Each Issuing Bank party hereto agrees, by its execution of this Amendment, to amend its respective L/C Commitment as set forth above.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent and the Borrower hereby represents and warrants to each of the Lenders party hereto, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the ABL Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of the representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment No. 2 Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment No. 2 Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment No. 2 Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on and as of the first date (the “Amendment No. 2 Effective Date”) after which:

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(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower and the Required Lenders; and

(b) All indebtedness outstanding under the Term Loan Credit Agreement shall have been repaid in full and all commitments thereunder shall have been terminated.

SECTION 5. Designation of Letters of Credit. Pursuant to Section 2.23 of the ABL Credit Agreement as amended hereby, the Borrower and the Administrative Agent hereby agree that as of the Amendment No. 2 Effective Date, each of the letters of credit identified hereto on Schedule I shall, from such date, be deemed to have been issued under the ABL Credit Agreement as contemplated by Section 2.23 thereof as amended hereby.

SECTION 6. Miscellaneous. Except as expressly set forth herein, this Amendment shall not constitute a waiver or amendment of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the ABL Credit Agreement or any other Loan Document. From and after the Amendment No. 2 Effective Date, any reference to the ABL Credit Agreement shall mean the ABL Credit Agreement as modified by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ Kevin J. Hammons
	Name:	Kevin J. Hammons
	Title:	Senior Vice President, Assistant Chief Financial Officer, Chief Accounting Officer and Treasurer

COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ Kevin J. Hammons
	Name:	Kevin J. Hammons
	Title:	Senior Vice President, Assistant Chief Financial Officer, Chief Accounting Officer and Treasurer

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender, an Issuing Bank and the Administrative Agent and Collateral Agent

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

CITIBANK, N.A., as a Lender and an Issuing Bank

By:	/s/ David L. Smith
	Name:	David L. Smith
	Title:	Vice President and Director

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and an Issuing Bank

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Steven L. Hipsman
Name: Steven L. Hipsman
Title: Senior Vice President

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

ROYAL BANK OF CANADA, as a Lender and an Issuing Bank

By:	/s/ Jeff Patchell
Name: Jeff Patchell
Title: Attorney In Fact

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Salvatore Tulumello
Name: Salvatore Tulumello
Title: Vice President

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

LENDER SIGNATURE PAGE TO THE CHS/COMMUNITY HEALTH SYSTEMS, INC. ABL CREDIT AGREEMENT

Name of Lender:*

By:
Name:
Title:

For Lenders requiring a second signature line:

By:
Name:
Title:

*	On file with Agent

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

SCHEDULE I

*	On file with Agent